UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21098

LMP Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LMP REAL ESTATE INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2015

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited)	September 30, 2015

SECURITY	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 94.1%
Apartments - 13.1%
Apartment Investment and Management Co., Class A Shares	121,000	$4,479,420	(a)
AvalonBay Communities Inc.	25,900	4,527,838	(a)
Camden Property Trust	25,600	1,891,840	(a)
Equity Residential	64,420	4,839,230
UDR Inc.	104,300	3,596,264

Total Apartments		19,334,592

Diversified - 14.9%
Digital Realty Trust Inc.	74,200	4,846,744	(a)
Dream Office Real Estate Investment Trust	125,000	1,985,763
DuPont Fabros Technology Inc.	99,100	2,564,708
EPR Properties	120,000	6,188,400	(a)
Lexington Realty Trust	105,100	851,310
Liberty Property Trust	176,000	5,545,760	(a)

Total Diversified		21,982,685

Health Care - 11.9%
HCP Inc.	116,390	4,335,527	(a)
Healthcare Trust of America Inc., Class A Shares	85,050	2,084,576
OMEGA Healthcare Investors Inc.	108,000	3,796,200	(a)
Senior Housing Properties Trust	190,000	3,078,000	(a)
Welltower Inc.	63,800	4,320,536	(a)

Total Health Care		17,614,839

Industrial - 2.1%
DCT Industrial Trust Inc.	90,590	3,049,259	(a)

Lodging/Resorts - 6.1%
Hersha Hospitality Trust	98,950	2,242,207
Hospitality Properties Trust	166,000	4,246,280	(a)
LaSalle Hotel Properties	88,360	2,508,540

Total Lodging/Resorts		8,997,027

Mortgage - 7.2%
American Capital Agency Corp.	115,310	2,156,297	(a)
Annaly Capital Management Inc.	224,700	2,217,789	(a)
Starwood Property Trust Inc.	307,100	6,301,692	(a)

Total Mortgage		10,675,778

Office - 15.2%
Alexandria Real Estate Equities Inc.	31,400	2,658,638
BioMed Realty Trust Inc.	193,700	3,870,126	(a)
First Potomac Realty Trust	224,519	2,469,709	(a)
Highwoods Properties Inc.	110,200	4,270,250	(a)
Kilroy Realty Corp.	103,740	6,759,699	(a)
Paramount Group Inc.	60,000	1,008,000
Parkway Properties Inc.	90,000	1,400,400	(a)

Total Office		22,436,822

Regional Malls - 8.6%
CBL & Associates Properties Inc.	50,800	698,500
Macerich Co.	34,350	2,638,767
Simon Property Group Inc.	35,800	6,577,176	(a)
Westfield Corp.	394,000	2,764,042	(b)

Total Regional Malls		12,678,485

Retail - Free Standing - 2.7%
Spirit Realty Capital Inc.	384,769	3,516,789	(a)
STORE Capital Corp.	25,200	520,632

Total Retail - Free Standing		4,037,421

See Notes to Schedule of Investments.

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY		SHARES	VALUE
Shopping Centers - 12.3%
Inland Real Estate Corp.		480,000	$3,888,000	(a)
Kite Realty Group Trust		66,000	1,571,460
Ramco-Gershenson Properties Trust		247,620	3,716,776	(a)
Regency Centers Corp.		88,500	5,500,275	(a)
Retail Properties of America Inc., Class A Shares		186,900	2,633,421	(a)
Urstadt Biddle Properties, Class A Shares		46,000	862,040	(a)

Total Shopping Centers			18,171,972

REAL ESTATE INVESTMENT TRUST TOTAL COMMON STOCKS (Cost - $111,051,692)			138,978,880

	RATE
REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 28.7%
Diversified - 6.5%
DuPont Fabros Technology Inc., Cumulative, Series B	7.625%	103,000	2,590,450
EPR Properties, Series E	9.000%	60,000	1,836,600
LBA Realty Fund II-WBP I LLC, Cumulative Redeemable	8.750%	90,000	4,123,125
PS Business Parks Inc.	6.000%	40,500	1,009,260

Total Diversified			9,559,435

Lodging/Resorts - 7.6%
Ashford Hospitality Trust, Series E	9.000%	64,000	1,645,440	(a)
Chesapeake Lodging Trust, Series A	7.750%	70,000	1,828,750
Hersha Hospitality Trust, Series B	8.000%	120,000	3,024,000
LaSalle Hotel Properties, Series I	6.375%	40,500	1,018,575
Pebblebrook Hotel Trust, Series A	7.875%	118,000	2,996,020
Pebblebrook Hotel Trust, Series C	6.500%	27,000	668,250

Total Lodging/Resorts			11,181,035

Office - 2.7%
Alexandria Real Estate Equities Inc., Series D	7.000%	50,000	1,350,000
Corporate Office Properties Trust, Series L	7.375%	105,000	2,677,500

Total Office			4,027,500

Regional Malls - 2.7%
CBL & Associates Properties Inc., Series E	6.625%	70,000	1,733,900
General Growth Properties Inc., Series A	6.375%	96,000	2,328,960

Total Regional Malls			4,062,860

Retail - Free Standing - 2.5%
National Retail Properties Inc., Series D	6.625%	64,001	1,621,785
National Retail Properties Inc., Series E	5.700%	85,000	2,081,650

Total Retail - Free Standing			3,703,435

Shopping Centers - 6.7%
Cedar Realty Trust Inc., Series B	7.250%	107,400	2,594,784
Retail Properties of America Inc., Cumulative, Series A	7.000%	90,000	2,304,000
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%	87,500	2,301,250
WP Glimcher Inc.	7.500%	105,000	2,667,000

Total Shopping Centers			9,867,034

REAL ESTATE INVESTMENT TRUST TOTAL PREFERRED STOCKS (Cost - $40,437,272)			42,401,299

TOTAL INVESTMENTS - 122.8% (Cost - $151,488,964#)			181,380,179
Liabilities in Excess of Other Assets - (22.8)%			(33,713,916)

TOTAL NET ASSETS - 100.0%			$147,666,263

See Notes to Schedule of Investments.

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2015

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Real estate investment trust common stocks:
Regional malls	$9,914,443	$2,764,042	—	$12,678,485
Other common stocks	126,300,395	—	—	126,300,395
Real estate investment trust preferred stocks	42,401,299	—	—	42,401,299

Total investments	$178,616,137	$2,764,042	—	$181,380,179

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,927,280
Gross unrealized depreciation	(5,036,065)

Net unrealized appreciation	$29,891,215

3. Subsequent event

On October 23, 2015, the Fund announced that the Fund’s Board of Directors approved the conversion of the Fund from a closed-end fund to an open-end fund through a merger with and into ClearBridge Real Estate Opportunities Fund (“CRO”), a series of Legg Mason Funds Trust (“LM Trust”) (the “Merger”). LM Trust is newly organized and expects to register as an open-end management investment company under the Investment Company Act of 1940, as amended. The Merger will require the approval of the Fund’s stockholders. If approved by stockholders of the Fund, the Merger is anticipated to occur during the second quarter of 2016. If the Merger is consummated, stockholders of the Fund will become holders of Class O shares of CRO and will have the ability to redeem their shares at net asset value, subject to certain conditions including the imposition of a redemption fee of 1% for one year after the Merger.

The Fund and CRO have different investment objectives, but similar investment policies and strategies. The Fund’s primary investment objective is high current income with capital appreciation as a secondary investment objective. CRO’s primary investment objective is total return. CRO is expected to invest in a broader universe of real estate and real estate-related companies.

As previously announced, Bulldog Investors, LLC (“Bulldog”) and the Fund have entered into a Settlement Agreement following a protracted proxy contest pursuant to which Bulldog has agreed to vote in favor of (i) the Merger, (ii) any routine management proposal, including a proposal relating to the election of directors or selection of auditors and (iii) the Board of Director’s recommendation on any proposal submitted by a stockholder.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Real Estate Income Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 20, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 20, 2015